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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): March 4, 1999
                                                         --------------

                      Commission File No. 0-17746
                                          -------


                  SAFE TECHNOLOGIES INTERNATIONAL INCORPORATED
                   (Formerly Safe Aid Products Incorporated)
              ----------------------------------------------------
             (Exact name of Registrant as specified in its Charter)




          Delaware                                          22-2824492
   -------------------------------                     ---------------------
   (State or other jurisdiction of                     (IRS Employer ID No.)
    incorporation or organization)


       249 Peruvian Avenue
       Suite F2
       Palm Beach, Florida                                   33480
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   (Address of principal executive                         (Zip Code)
    offices)


   Registrant's telephone number,
   including area code:                                   (561) 832-2700
                                                          --------------

* On February 9, 1998, Safe Aid Products Incorporated merged with and into Intelligence Network International and was renamed Safe Technologies International Incorporated.


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

Item 4.  Change in Registrant's Certifying Accountants

(a)  Previous independent accountants

    (i) On March 4, 1999, Safe Technologies International, Inc. (the "Company") decided that it was in its best interest to retain an accounting firm that was based in South Florida. On March 4, 1999, the Company dismissed Scott & Guilfoyle, P.A., its independent accountants, who are based in Lake Success, New York. The Company's decision to change accountants was based solely on the decision to have a local accounting firm and was not at all related to the quality of Scott & Guilfoyle's work or any disagreements with such firm.

    (ii) The reports of Scott & Guilfoyle on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion.

    (iii) The Company's Board of Directors participated in and approved the decision to change independent accountants at a Board meeting held on March 3, 1999.

    (iv) In connection with its audits for the two most recent fiscal years ending November 30 1997 and November 30 1998 and through March 4, 1999, there have been no disagreements with Scott & Guilfoyle on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Scott & Guilfoyle would have caused them to make reference thereto in their report on the financial statement for such years.

    (v) The Company has requested that Scott & Guilfoyle furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter dated March 5, 1999 is filed as Exhibit 1 to the Form 8-K.


(b)  New independent accountants

    (i) The Company engaged Sewell and Company, P.A. ("Sewell") as its new independent accountants as of March 4, 1999. Sewell has offices in Hollywood, Florida and Pembroke Pines, Florida.
          Prior to the engagement, the Company did not consult with Sewell about the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements or ask Sewell to provide any written or oral advice that was an important factor that the Company considered in reaching decisions as to the accounting, auditing or financial reporting issues.

                                   Signatures
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             SAFE TECHNOLOGIES INTERNATIONAL INCORPORATED


                                            By: /s/ Barbara Tolley
                                               ------------------------------
                                               Barbara Tolley, CEO & Chairman


Dated: March 9, 1999